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                   METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (FORMERLY THE TRAVELERS INSURANCE COMPANY)
               METLIFE OF CT FUND UL FOR VARIABLE LIFE INSURANCE

                METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
               (FORMERLY THE TRAVELERS LIFE AND ANNUITY COMPANY)
             METLIFE OF CT FUND UL II FOR VARIABLE LIFE INSURANCE

                             METLIFE VARIABLE LIFE
                       METLIFE VARIABLE LIFE ACCUMULATOR
                 METLIFE VARIABLE LIFE ACCUMULATOR (SERIES 2)
                METLIFE VARIABLE LIFE ACCUMULATOR - SERIES III
                     METLIFE VARIABLE SURVIVORSHIP LIFE II
                      METLIFE VARIABLE SURVIVORSHIP LIFE
                                    INVEST
                                MARKETLIFE/SM/

                                AUGUST 15, 2006

                            NOTICE OF SUBSTITUTION

For all Policies listed above EXCEPT MetLife Variable Survivorship Life II: The proposed substitution of shares of Oppenheimer Global Equity Portfolio (Class
A) of the Metropolitan Series Fund, Inc. (Replacement Fund) for shares of Templeton Growth Securities Fund (Class 1) of the Franklin Templeton Variable Insurance Products Trust (Existing Fund) about which we notified you earlier this year will be completed on or around November 13, 2006.

For all Policies listed above EXCEPT MetLife Variable Survivorship Life, InVest and MarketLife: The proposed substitution of shares of Third Avenue Small Cap Value Portfolio (Class B) of the Met Investors Series Trust (Replacement Fund) for shares of Lazard Retirement Small Cap Portfolio (Service Shares) of the Lazard Retirement Series, Inc. (Existing Fund) about which we notified you earlier this year will be completed on or around November 13, 2006. Moreover, it was determined not to proceed with the substitution of Janus Aggressive Growth Portfolio (Class A) of the Met Investors Series Trust for Van Kampen LIT Emerging Growth Portfolio (Class I) of the Van Kampen Life Investment Trust.

We believe that the proposed substitutions are in the best interest of Policy Owners. The Replacement Funds have at least similar investment objectives and policies as the Existing Funds. The Company will bear all expenses related to the substitutions, and they will have no tax consequences for you.

Please note that:

   . No action is required on your part at this time. You will not need to file a new election or take any immediate action.

   . The elections you have on file for allocating your Cash Value and Premium Payments will be redirected to the Replacement Fund unless you change your elections and transfer your Cash Value before the substitution takes place.

   . You may transfer amounts in your Policy among the variable Investment Options and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Policy, subject to the Company's restrictions on transfers to prevent or limit "market timing" and excessive trading activities by Policy Owners or agents of Policy Owners.

   . If you make one transfer from one of the above Existing Funds before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

   . On the effective date of the substitution, your Cash Value in the Investment Options will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

   .  There will be no tax consequences to you.

Following the substitutions, we will send you a prospectus for each Replacement Fund, as well as a notice of the actual date of the substitutions and confirmation of transfers.

Please contact us at 1-800-334-4298 if you have any questions.